                                                                  Exhibit 23.6

                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 of our report dated February 9, 1996 on our audits of the financial statements and financial statement schedules of Homestake Mining Company. We also consent to the reference to our firm under the caption "Experts."


                                        /s/ Coopers & Lybrand L.L.P.


San Francisco, California
January 3, 1997